EXHIBIT 99.1
Sila Realty Trust, Inc.
Announces Record Date and Annual Meeting Date
TAMPA, FL (April 5, 2021) - Sila Realty Trust, Inc., or the Company, a public, non-traded real estate investment trust focused on net-leased data center and healthcare properties, today announced that its 2021 Annual Meeting of Stockholders, or the Annual Meeting, will be held on July 8, 2021 at 1:00 P.M. eastern time at its office located at 4890 W. Kennedy Blvd., Suite 650, Tampa, Florida 33609.
To be timely, pursuant to the Company’s Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended, any notice of business or nominations with respect to the Annual Meeting must be received by no later than 5:00 P.M. eastern time on April 15, 2021. Any such stockholder proposal must be submitted and must comply with the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), including Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and the Company’s Bylaws.
Proxy materials are expected to be mailed to stockholders of record on or about April 30, 2021, and will be available on the SEC’s website at www.sec.gov and on the Company’s website at www.silarealtytrust.com.
About Sila Realty Trust, Inc.
Sila Realty Trust, Inc. is a public, non-traded real estate investment trust headquartered in Tampa, Florida, that invests in high-quality healthcare properties and data centers leased to tenants capitalizing on critical and structural economic growth drivers. As of December 31, 2020, the Company owned 153 real estate properties, consisting of 29 data centers and 124 healthcare properties located in 70 markets across the United States.
Forward-Looking Statements
Certain statements contained herein, including those regarding an unpredictable and shifting economic and political landscape, opportunities to enhance the portfolio and maximize stockholder value, the impact of the COVID-19 pandemic on all aspects of business and geographies, including on the Company's business and results of operations, other than historical fact may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the Company's expectations, and you should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company's control and could materially affect the Company's results of operations, financial condition, cash flows, performance or future achievements or events. Additional factors include the ongoing costs to operate the Company on an internalized basis which, if higher than anticipated, could reduce the potential cost savings sought in the internalization transaction, and other factors, including those described under the section entitled Item 1A. "Risk Factors" of Part I of our 2020 Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.
Important Additional Information and Where to Find It
Because the Annual Meeting will be held more than 30 days prior to the first anniversary of the Company’s 2020 Annual Meeting of Stockholders, which was held on October 22, 2020, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 annual meeting of stockholders must provide written notice that is received by the Company’s corporate secretary at 4890 W. Kennedy Blvd., Suite 650, Tampa, Florida 33609 (U.S. mail), on or before the close of business on April 15, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such stockholder proposal must be submitted and must comply with the applicable rules and regulations of the SEC, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended (as applicable), Maryland law and the Company’s Bylaws.
This press release does not constitute a solicitation of any vote or approval. In connection with the Annual Meeting, the Company will file relevant materials with the SEC, including a definitive proxy statement. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The directors, nominees for election as director, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with such matters will be set forth in the definitive proxy statement to be filed with the SEC. In addition, you can find information about the Company’s executive officers and directors in the aforementioned proxy statement. Investors and security holders will be able to obtain the proxy statement and other relevant materials filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.silarealtytrust.com, or by contacting the Company’s Investor Relations at IR@silarealtytrust.com.
Investor Relations:
IR@silarealtytrust.com